Prospectus Supplement	249491	1/08
dated January 22, 2008

PUTNAM FLOATING RATE INCOME FUND
Prospectus dated June 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Fixed-Income High-Yield Team primarily responsible for the day-to-day management of the fund’s portfolio are now Paul Scanlon (Portfolio Leader), Norman Boucher (Portfolio Member), Robert Salvin (Portfolio Member) and William Wright (Portfolio Member).

Positions held by Mr. Scanlon and Mr. Wright over the past five years and their fund holdings are set forth in the prospectus.

Mr. Boucher joined the portfolio team for the fund in December 2007. Since 1998, he has been employed by Putnam Management as a Portfolio Manager on the Fixed-Income High-Yield Team. As of November 30, 2007, he owned fund shares valued between $10,001 and $50,000. Mr. Boucher owned shares in all Putnam funds valued over $1,000,001 as of November 30, 2007.

Mr. Salvin joined the portfolio team for the fund in December 2007. Since 2000, he has been employed by Putnam Management, currently as a Portfolio Manager on the Fixed-Income High-Yield Team and Convertible Bond Team. Previously, he was a Convertible Specialist and Analyst. As of November 30, 2007, he owned no fund shares. Mr. Salvin owned shares in all Putnam funds valued over $1,000,001 as of November 30, 2007.